UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2012

VERINT SYSTEMS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34807 (Commission File Number)	11-3200514 (IRS Employer Identification No.)

330 South Service Road, Melville, New York (Address of Principal Executive Offices)	11747 (Zip Code)

Registrant’s telephone number, including area code: (631) 962-9600

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this "Form 8-K/A") is an amendment to the Current Report of Form 8-K of Verint Systems Inc., dated December 5, 2012 (the "Form 8-K"). The sole purpose of this Form 8-K/A is to correct an inadvertent error that occurred in connection with the filing of the Form 8-K on the Securities and Exchange Commission's Electronic Data Gathering, Analysis, and Retrieval system.  As a result of that error, the text of the Form 8-K appears as Exhibit 99.1 thereto and the press release intended to be attached as Exhibit 99.1 to the Form 8-K appears in the text of the Form 8-K.  This Form 8-K/A corrects this error, and no changes have otherwise been made to the information set forth in the Form 8-K or the press release.

Item 2.02 Results of Operations and Financial Condition.

On December 5, 2012, Verint Systems Inc. (“Verint”) issued a press release providing selected financial information for the quarter ended October 31, 2012 and outlook for the year ending January 31, 2013.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference into Items 2.02 and 7.01 in its entirety.

Item 7.01 Regulation FD Disclosure.

The information referred to in “Item 2.02 Results of Operations and Financial Condition” above is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release of Verint Systems Inc., dated December 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verint Systems Inc.

Date:	December 6, 2012

		By:	/s/ Douglas E. Robinson
			Name:	Douglas E. Robinson
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Verint Systems Inc., dated December 5, 2012.